EXHIBIT 10.23

FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of January 31, 2020, and effective in accordance with Section 4 below, by and among SPARTAN MOTORS, INC. (the “Company”), SPARTAN MOTORS GLOBAL, INC., UTILIMASTER SERVICES, LLC, SPARTAN MOTORS USA, INC. and FORTRESS RESOURCES, LLC (collectively, with the Company, the “Borrowers”), SMEAL HOLDING, LLC, SMEAL SFA, LLC, and SMEAL LTC, LLC (each in their capacity as a Borrower under the Existing Credit Agreement and to acknowledge being released from its obligations under the Credit Agreement and other Loan Documents as of and after the Amendment Effective Date (as defined below) pursuant to Section 4, the “Released Borrowers”), the Guarantors (as defined in the Credit Agreement referred to below) party hereto, the Lenders referred to below and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (“Administrative Agent”).

STATEMENT OF PURPOSE:

WHEREAS, the Borrowers, the Released Borrowers, certain financial institutions party thereto (the “Lenders”) and the Administrative Agent have entered into that certain Credit Agreement dated as of August 8, 2018 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment, the “Credit Agreement”);

WHEREAS, the Borrowers have requested, and subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders party hereto have agreed, to release the Released Borrowers from their obligations under the Credit Agreement and other Loan Documents and amend the Existing Credit Agreement as more specifically set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.     Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement (as amended by this Amendment).

Section 2.     Amendment to Existing Credit Agreement. Effective as of the Amendment Effective Date and subject to and in accordance with the terms and conditions set forth herein, the parties hereto agree that the Existing Credit Agreement is amended as follows:

(a)      Section 5.10 (Additional Subsidiaries) of the Existing Credit Agreement is amended to insert “or, with the written consent of each Lender, a Borrower,” immediately after “(i) become a Guarantor” in clause (a) of such Section.

(b)     Section 6.09 (Disposition of Assets; Etc.) of the Existing Credit Agreement is amended to (i) add a new clause (i) to such Section to read as set forth below, (ii) re-letter the existing clause (i) to clause (j) and delete the reference in such Section to “clause (i)” and insert “clause (j)” in lieu thereof:

“(i)     the disposition by the Company and Spartan Motors USA, Inc. of (A) their businesses designing, engineering, manufacturing, marketing and selling fire truck apparatus, fire truck cab-chassis and related aftermarket parts (including all of the issued and outstanding Equity Interests of Smeal Holding, LLC, a Michigan limited liability company, Smeal SFA, LLC, a Michigan limited liability company, Smeal LTC, LLC, a Michigan limited liability company, and Detroit Truck Manufacturing, LLC, a Michigan limited liability company) and (B) the “Spartan Motors” name and all derivations of such name, all pursuant to that certain Asset Purchase Agreement dated as of January 31, 2020 between the Company and Spartan Motors USA, Inc., as sellers, Spartan Fire, LLC, as buyer, and REV Group, Inc. that is in form and substance reasonably satisfactory to the Administrative Agent; and”

(c)     Section 8.09 (Collateral and Guaranty Matters) of the Existing Credit Agreement is amended to (i) insert “any Borrower (other than the Company) or” immediately after “to release” in clause (a)(iii) of such Section, and (ii) to amend and restate the last paragraph of clause (a) in such Section to read as follows:

“Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Borrower (other than the Company) or any Guarantor from its obligations under this Agreement or the Loan Party Guaranty, as applicable, pursuant to this Section 8.09. In each case as specified in this Section 8.09, the Administrative Agent will, at the Borrowers’ expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents or to subordinate its interest in such item, or to release such Borrower and/or Guarantor from its obligations under this Agreement or the Loan Party Guaranty, as applicable, in each case in accordance with the terms of the Loan Documents and this Section 8.09. In the case of any such sale, transfer or disposal of any property constituting Collateral in a transaction constituting an Asset Disposition permitted pursuant to Section 6.09 to a Person other than a Loan Party, the Liens created by any of the Collateral Documents on such property shall be automatically released without need for further action by any person.”

Section 3.     Release of Obligations and Liens of Released Borrowers. The Lenders and the Administrative Agent agree, on the Amendment Effective Date and after giving effect to this Amendment:

(a)     Each Released Borrower is hereby released and discharged from its obligations as a “Borrower” under the Existing Credit Agreement and each other Loan Document, and shall no longer be a “Borrower” or a “Loan Party” under the Credit Agreement or any other Loan Document; and

(b)     all Liens, encumbrances, pledges and security interests granted by a Released Borrower in such Person’s assets shall be released and terminated, including any security interests granted by a Released Borrower pursuant to the Existing Credit Agreement or the Loan Documents, and the Administrative Agent hereby reassigns and retransfers to each applicable Released Borrower all rights, interest and title of the Administrative Agent in and to the assets subject to the Loan Documents.

The Lenders and the Administrative Agent agree that the Administrative Agent, at the request and expense of the Company, shall execute and deliver without recourse, representation or warranty all releases or other documents as are reasonably necessary or appropriate for the release of the Liens created on the Released Borrowers’ assets under the Loan Documents and deliver such other release documents and take such actions as are necessary or reasonably requested by the Company to evidence the termination and release of the Liens and security interests securing the Released Borrowers’ obligations under the Existing Credit Agreement and the Loan Documents.

Section 4.     Conditions to Effectiveness. This Amendment shall be deemed to be effective upon the Administrative Agent’s receipt of this Amendment duly executed by each of the Borrowers, the Released Borrowers, the Guarantors, the Administrative Agent, and the Required Lenders (such date, the “Amendment Effective Date”).

Section 5.     Representations and Warranties. By its execution hereof, each Borrower and, with respect to clause (b) below, each Released Borrower, hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof after giving effect to this Amendment:

(a)     each of the representations and warranties made by the Borrowers in or pursuant to the Loan Documents is true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Material Adverse Effect qualifier, in which case it shall be true and correct in all respects), in each case, on and as of the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date;

(b)     it has the right and power and is duly authorized and empowered to enter into, execute and deliver this Amendment and to perform and observe the provisions of this Amendment;

(c)     this Amendment has been duly authorized and approved by such Borrower’s board of directors or other governing body, as applicable, and constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(d)     the execution, delivery and performance of this Amendment do not conflict with, result in a breach in any of the provisions of, constitute a default under, or result in the creation of a Lien upon any assets or property of any of the Borrowers, or any of their respective Subsidiaries, under the provisions of, such Borrower’s or such Subsidiary’s organizational documents or any material agreement to which such Borrower or Subsidiary is a party.

Section 6.     Effect of this Amendment. On and after the Amendment Effective Date, references in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Amendment shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrowers or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Loan Parties, on the one hand, and the Administrative Agent or any other Lender, on the other hand.

Section 7.     Costs and Expenses. The Borrowers hereby reconfirm their obligations pursuant to Section 9.03 of the Credit Agreement to pay and reimburse the Administrative Agent and its Affiliates in accordance with the terms thereof.

Section 8.     Acknowledgments and Reaffirmations. Each Loan Party (a) consents to this Amendment and agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, any of the Loan Documents to which it is a party, (b) confirms and reaffirms its obligations under each of the Loan Documents to which it is a party and (c) agrees that each of the Loan Documents to which it is a party remains in full force and effect and is hereby ratified and confirmed.

Section 9.     Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

Section 10.     Counterparts. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts and by facsimile signature, each of which counterparts when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

Section 11.     Electronic Transmission. Delivery of this Amendment by facsimile or pdf shall be effective as delivery of a manually executed counterpart hereof; provided that, upon the request of any party hereto, such facsimile or pdf shall be promptly followed by the original thereof.

Section 12.     Entire Agreement. This Amendment is the entire agreement, and supercedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter. This Amendment is a Loan Document and is subject to the terms and conditions of the Credit Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

BORROWERS:

SPARTAN MOTORS, INC.

SPARTAN MOTORS GLOBAL, INC.

UTILIMASTER SERVICES, LLC

SPARTAN MOTORS USA, INC.

FORTRESS RESOURCES, LLC

By: /s/ Frederick J. Sohm

Name: Frederick J. Sohm

Title: Treasurer

GUARANTORS:

SPARTAN UPFIT SERVICES, INC.

SPARTAN MOTORS GTB, LLC

By: /s/ Frederick J. Sohm

Name: Frederick J. Sohm

Title: Treasurer

RELEASED BORROWERS:

SMEAL SFA, LLC

SMEAL LTC, LLC

SMEAL HOLDING, LLC

By: /s/ Frederick J. Sohm

Name: Frederick J. Sohm

Title: Treasurer

ADMINISTRATIVE AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, a Swingline Lender, an Issuing Bank and Lender

By: /s/ Dustin Sentz

Name:     Dustin Sentz

Title:     Vice President

JPMORGAN CHASE BANK, N.A., as Lender

By: /s/ Michael Hall

Name: Michael Hall
Title: Authorized Oficer

PNC BANK, NATIONAL ASSOCIATION, as Lender

By: /s/ Scott Neiderheide

Name: Scott Neiderheide
Title: Vice President